EXHIBIT 31.1

ITRONICS INC.

CERTIFICATION PURSUANT TO

SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, John W. Whitney, certify that:

1. I have reviewed this annual report on Form 10-KSB of Itronics Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The Registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Registrant and have:

     a)designed such disclosure controls and procedures to ensure that material information    relating to the Registrant, including its consolidated subsidiaries, is made known to us        by others within those entities, particularly during the period in which this annual       report is being prepared;

    b) evaluated the effectiveness of the Registrant’s disclosure controls and                  procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

    c) presented in this annual report our conclusions about the                      effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date:

5. The Registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant’s auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

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a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date: April 14, 2006                         /S/ JOHN W. WHITNEY

                                            John W. Whitney

                                            President

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